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                                                                 Exhibit 10(z)

                               AMENDMENT NO. 2 TO
                          LOAN AND SECURITY AGREEMENT

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Second Amendment"), dated this 28th day of April, 1995 by and between UNITED STATES LIME & MINERALS, INC. (formerly known as Scottish Heritable, Inc.), a Texas corporation ("USL"), CORSON LIME COMPANY, a Pennsylvania corporation ("CLC"), TEXAS LIME COMPANY, a Texas corporation ("TLC"), ARKANSAS LIME COMPANY, an Arkansas corporation ("ALC", and together with USL, CLC, and TLC, collectively referred to as the "Borrowers") and CORESTATES BANK, N.A., a national banking association ("Bank").

                                   BACKGROUND

                 A. Borrowers and Bank entered into a Loan and Security Agreement dated October 20, 1993, since amended by Amendment No. 1 to Loan and Security Agreement dated as of December 23, 1994 (collectively, the "Loan Agreement"), pursuant to which Bank made available to Borrowers certain credit facilities specifically described in the Loan Agreement. All initially capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement unless the context clearly requires to the contrary.

                 B. Borrower has requested that Bank further amend the terms of the Loan Agreement to (i) increase the annual limit on Borrowers' Capital Expenditures, and (ii) permit USL to pay a dividend of up to 25% of its annual Net Income to the holders of its common stock. The Bank has agreed to such changes subject to the terms and conditions hereof.

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                 1. Ratification of Loan Documents. This Second Amendment is a supplement to and a modification of the Loan Agreement pursuant to Section
9.2 thereof. To the extent not modified hereby, each and every term, condition, covenant, representation, warranty, and each and all of the other provisions set forth in the Loan Agreement, are hereby ratified and confirmed in full.

                 2.       Minimum Net Worth. The first sentence of Section
6.1.13.1 of the Loan Agreement is hereby amended and restated as follows:




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                 Maintain at all times a consolidated Net Worth of not less than an amount which (i) during the Fiscal Year of the Borrowers ending December 31, 1993 shall be $11,000,000, (ii) during the Fiscal Year of the Borrowers ending December 31, 1994 shall be $12,724,400 and (iii) during each Fiscal Year of the Borrowers ending after December 31, 1994 shall be equal to the sum of (x) the minimum consolidated Net Worth required to be maintained by the Borrowers under this Section 6.1.13.1 during the immediately preceding Fiscal Year plus (y) an amount equal to 75% of the consolidated Net Income of the Borrowers for such immediately preceding Fiscal Year.

                 3. Dividends. To Section 7.1.5 of the Loan Agreement, the following qualification shall be added after the phrase "...pay or declare any dividend or distribution on any of such Borrower's capital stock...":

                 ...except that commencing on [April 28th, 1995] SHI [herein, USL] may declare and pay dividends on its common stock if at the time of declaration and after giving effect thereto (as if then paid) the aggregate amount of all dividends so declared and paid by SHI in any Fiscal Year shall not exceed (i) in the case of dividends paid during the Fiscal Year ending December 31, 1995, 25% of the Borrowers' consolidated Net Income for the Fiscal Year ended December 31, 1994, and (ii) in the case of dividends paid during the Fiscal Year ending December 31, 1996 and subsequent Fiscal Years, 25% of the average of the Borrowers' consolidated Net Incomes for the two immediately preceding Fiscal Years; and....

                 4. Capital Expenditures. Section 7.1.12 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 Make Capital Expenditures in any Fiscal Year in excess of $4,500,000;

                 5. Conditions Precedent. As conditions precedent to the performance by Bank of any of Bank's obligations hereunder, Borrower acknowledges that Bank shall have received, in form or substance satisfactory to Bank and Bank's counsel, in addition to this Second Amendment, the following documents, items and instruments:




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                 5.1      Resolutions adopted by the Boards of Directors of
each Borrower authorizing the execution, delivery and performance of this Second Amendment, all certified by Borrower's Secretary to be in full force and effect as of the date hereof; and

                 5.2 Such additional documents or instruments as Bank may reasonably require.

         6.      Miscellaneous.

                 6.1 Integration. This Second Amendment, the Loan Agreement, and the other loan documents shall be construed as one agreement, and in the event of any inconsistency, the provisions of this Second Amendment shall control the provisions of any other Loan Document, except for the Notes. This Second Amendment, the Loan Agreement, the Notes, and the other Loan Documents, contain all of the agreements of the parties hereto with respect to the subject matter of each thereof and supersede all prior or contemporaneous agreements with respect to such subject matter.

                 6.2 Survivorship. The terms of this Second Amendment and all agreements, representations, warranties or covenants made by Borrower in the Loan Agreement, and the other Loan Documents shall survive the issuance and payment of the Notes and shall continue as long as any portion of the Indebtedness shall remain outstanding and unpaid, provided, however, that the covenants set forth in Section 1.6 and 6.2 of the Loan Agreement shall survive the payment of the Indebtedness.

                 6.3 Successors and Assigns; Governing Law. This Second Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided however that no Borrower shall assign this Second Amendment, or any rights or duties arising hereunder, without the prior written consent of Bank. This Second Amendment shall be construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania.

                 6.4 WAIVER OF JURY TRIAL. EACH BORROWER AND BANK EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THE LOAN AGREEMENT, AS AMENDED HEREBY, OR AS AMENDED HEREAFTER, ANY LOAN DOCUMENT OR THE INDEBTEDNESS.

                 6.5 Partial Invalidity. If any provision of this Second Amendment shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Second Amendment shall be construed as if such invalid or unenforceable provision had never been contained herein.




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                 6.6      Headings. The heading of any paragraph contained in
this Second Amendment is for convenience of reference only and shall not be deemed to amplify, limit, modify or give full notice of the provisions thereof.

                 6.7 Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment under seal, intending to be legally bound hereby, on the day and year first above written.


                                             Bank:

                                             CORESTATES BANK, N.A.


                                             By: /s/ CLIFFORD W. KEWLEY
                                                     Clifford W. Kewley,
                                                     Vice President

                                             Borrowers:

                                             UNITED STATES LIME & MINERALS,
                                             INC. (formerly known as Scottish
                                             Heritable, Inc.)


                                             By: /s/ ROBERT F. KIGER


                                             CORSON LIME COMPANY


                                             By: /s/ TIMOTHY W. BYRNE


                                             ARKANSAS LIME COMPANY


                                             By: /s/ TIMOTHY W. BYRNE


                                             TEXAS LIME COMPANY


                                             By: /s/ TIMOTHY W. BYRNE




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